UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 10, 2004
                                                        -----------------


                          Appalachian Bancshares, Inc.
             (Exact name of registrant as specified in its charter)


        Georgia                        000-21383                  58-2242407
----------------------------     ----------------------          ------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
    of incorporation)                                        Identification No.)


 829 Industrial Boulevard, Ellijay, Georgia                              30540
  --------------------------------------                               --------
  (Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code     (706) 276-8000
                                                  ------------------------------


                                 Not applicable
          (Former name or former address, if changed since last report)

ITEM 7. Financial Statements and Exhibits

     (c)  Exhibits. The following exhibit is filed with this report:

Exhibit No.                       Description

   99.1 Press release issued by Appalachian Bancshares, Inc., dated August 10, 2004, reporting the unaudited results of operations and earnings for the three and six months ended June 30, 2004.


ITEM 12. Results of Operation and Financial Condition

     On August 10, 2004, Appalachian Bancshares, Inc. (the "Company") issued a press release reporting increases in its net income of 51% and 47% for the three and six months ended June 30, 2004, compared to the same periods ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

     The information in the preceding paragraph, as well as the information contained in Exhibit 99.1 referenced therein, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Appalachian Bancshares, Inc.


                                        By:      /s/ Tracy R. Newton
                                           -------------------------------------
                                           Tracy R. Newton
                                           President and Chief Executive Officer

Dated:  August 10, 2004

                                  EXHIBIT INDEX

Exhibit No.                       Description

   99.1 Press release issued by Appalachian Bancshares, Inc., dated August 10, 2004, reporting the unaudited results of operations and earnings for the three and six months ended June 30, 2004.

                                                                    Exhibit 99.1

                          APPALACHIAN BANCSHARES, INC.
             REPORTS INCREASES IN NET INCOME OF 51% AND 47% FOR THE
                    THREE AND SIX MONTHS (RESPECTIVELY) ENDED
                                  JUNE 30, 2004

Ellijay, Georgia - (PR Newswire) - August 10, 2004 - Appalachian Bancshares, Inc. (the "Company") (Other OTC: APAB.PK), today, announced that net income for the quarter ended June 30, 2004, was $979,804, compared to net income of $646,495 for the quarter ended June 30, 2003, which represents an increase of $333,309 or 51.6%. Basic earnings per share were $0.26 and $0.18 for the quarters ended June 30, 2004 and 2003, respectively, an increase of 44.4%. Diluted earnings per share were $0.25 and $0.17 for the quarters ended June 30, 2004, and 2003, respectively, an increase of 47.1%.

Net income for the six months ended June 30, 2004, was $1,876,257, compared to net income of $1,273,130 for the six months ended June 30, 2003, which represents an increase of $603,127, or 47.4%. Basic earnings per share were $0.51 and $0.36 for the six months ended June 30, 2004 and 2003, respectively, an increase of 41.7%. Diluted earnings per share were $0.48 and $0.34 for the six months ended June 30, 2004, and 2003, respectively, an increase of 41.2%.

Net interest income increased from $3,530,131 to $4,466,927, or 26.5%, from the quarter ended June 30, 2003, to the quarter ended June 30, 2004. The provision for loan loss was $291,107 for the quarter ended June 30, 2004, compared to $360,000 for the quarter ended June 30, 2003. Non-interest expense increased $470,664, from $2,966,263 to $3,436,927, from the quarter ended June 30, 2003, to the quarter ended June 30, 2004. This increase was related primarily to expenses associated with the increase in the staff of Appalachian Community Bank, the Company's wholly-owned subsidiary (the "Bank"), which was necessary in order to accommodate the growth that the Bank has experienced, as well as the opening of a new 9,000 square foot branch office of the Bank, with a 3,500 square foot community building, to service the Bank's Blue Ridge market.

Net interest income increased from $6,841,868 to $8,753,194, or 27.9%, from the six months ended June 30, 2003, to the six months ended June 30, 2004. The provision for loan loss was $651,107 for the six months ended June 30, 2004, compared to $720,000 for the six months ended June 30, 2003. Non-interest expenses increased $1,058,520, from $5,656,910 to $6,715,430, from the six months ended June 30, 2003, to the six months ended June 30, 2004.

Tracy R. Newton, President and Chief Executive Officer of the Company, stated, "We are very pleased with the results for the quarter as well as the year. The focus last year on the net interest margin is showing very positive results. We will continue to manage our cost of funds very closely. We also will continue to look for opportunities to increase our non-interest income while maintaining our Community Bank focus. We have listened to our customers and are pleased to announce the addition of Online Billpay to our suite of product offerings. We believe that Online Billpay will add value to those of our customers who enjoy the convenience of using our online banking services.

Mr. Newton also commented that, "We are constantly evaluating how we can more effectively communicate with, and respond to, our customers and shareholders. Towards this end, we would ask that our customers and shareholders take time to review our products and services, as well as the other information featured in our new website, located at www.ACBanks.net."

Appalachian Bancshares, Inc., is a bank holding company that owns all of the outstanding shares of capital stock of Appalachian Community Bank. The Company, through Appalachian Community Bank, engages in a full range of banking services in northern Georgia, through banking offices located in Ellijay, East Ellijay, Blue Ridge and Blairsville, Georgia. The main banking office of the Company, which is located in Ellijay, Georgia, is operated under the trade name "Gilmer County Bank."

Certain statements in the release contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which statements can generally be identified by the use of forward-looking terminology, such as "may," "will," "expect," "estimate," "anticipate," "believe," "target," "plan," "project," "continue," or the negatives thereof, or other variations thereon or similar terminology, and are made on the basis of management's plans and current analyses of the Company, its business and the industry as a whole. These forward-looking statements are subject to risks and uncertainties, including, but not limited to, economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. The above factors, in some cases, have affected, and in the future could affect, the Company's financial performance and could cause actual results for 2003 and beyond to differ materially from those expressed or implied in such forward-looking statements, even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

Please contact Tracy R. Newton,  Chief Executive Officer,  or Darren M. Cantlay,
Chief  Financial  Officer,   with  any  questions  or  requests  for  additional
information, at 706-276-8000.


                                  APPALACHIAN BANCSHARES, INC. AND SUBSIDIARIES
                                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                                 June 30, 2004 (Unaudited) and December 31, 2003

                                                                  June 30,
                                                                    2004          December 31,
                                                                (Unaudited)          2003           % Change
                                                             ----------------    --------------   ------------

  Assets
  Cash and due from banks                                     $    11,180,006    $    6,530,984         71.18%
  Interest-bearing deposits with other banks                           92,621           273,841        -66.18%
  Federal funds sold                                                  788,000           586,000         34.47%
  Cash and Cash Equivalents                                        12,060,627         7,390,825         63.18%

  Securities available-for-sale                                    56,393,630        55,363,327          1.86%

  Loans, net of unearned income                                   363,881,269       332,306,446          9.50%
  Allowance for loan losses                                       (4,179,636)       (3,609,794)         15.79%
  Net Loans                                                       359,701,633       328,696,652          9.43%

  Premises and equipment, net                                      11,799,692         9,161,652         28.79%
  Accrued interest                                                  2,467,547         2,289,994          7.75%
  Cash surrender value on life insurance                            7,672,693         2,592,416        195.97%
  Intangibles, net                                                  2,133,558         2,157,433         -1.11%
  Other assets                                                      1,975,793         1,965,179          0.54%

  Total Assets                                                $   454,205,173    $  409,617,478         10.89%

  Liabilities and Shareholders' Equity

  Liabilities

  Deposits:
  Noninterest-bearing                                         $    28,758,447    $   23,795,787         20.86%
  Interest-bearing                                                336,012,706       309,123,161          8.70%
  Total Deposits                                                  364,771,153       332,918,948          9.57%

  Short-term borrowings                                             7,646,011         7,085,992          7.90%
  Accrued interest                                                    527,819           670,614        -21.29%
  Long-term debt                                                   41,421,429        30,692,858         34.95%
  Guaranteed preferred beneficial interest in the Company's
  subordinated debentures                                           6,186,000         6,186,000          0.00%
  Other liabilities                                                 1,030,392           980,713          5.07%
  Total Liabilities                                               421,582,804       378,535,125         11.37%

  Shareholders' Equity

  Preferred Stock, 20,000,000 shares authorized, none issued                                             0.00%
  Common stock, par value $0.01 per share, 20,000,000 shares authorized, 3,812,052 shares issued at June 30, 2004 and
  and 3,734,686 shares issued at December 31, 2003                     38,121            37,347          2.07%
  Paid-in capital                                                  23,145,961        22,727,208          1.84%
  Retained earnings                                                10,464,417         8,588,160         21.85%
  Accumulated other comprehensive income (loss):
  net unrealized holding  gains on securities
  available-for-sale, net of deferred income  tax                    (326,334)          429,434       -175.99%
  Treasury stock, at cost (75,973 shares
  at June 30, 2004 and at December 31, 2003)                         (699,796)         (699,796)         0.00%
  Total Shareholders' Equity                                       32,622,369        31,082,353          4.95%
  .
  Total Liabilities and Shareholders' Equity                  $   454,205,173     $ 409,617,478         10.89%


                                  APPALACHIAN BANCSHARES, INC. AND SUBSIDIARIES
                                        CONSOLIDATED STATEMENTS OF INCOME
                                                   (Unaudited)

                                                                               Three Months Ended
                                                               ------------------------------------------------
                                                                  June 30,
                                                                    2004             2003            % Change
                                                               -------------     -------------     ------------

  Interest Income
  Interest and fees on loans                                   $   5,776,538     $   5,351,780             7.94%
  Interest on investment securities:
  Taxable securities                                                 316,348           217,317            45.57%
  Nontaxable securities                                              162,576           177,617            -8.47%
  Interest on deposits in other banks                                  1,055             4,549           -76.81%
  Interest on federal funds sold                                       3,810            12,979           -70.64%
  Total Interest Income                                            6,260,327         5,764,242             8.61%

  Interest Expense
  Interest on deposits                                             1,470,413         1,909,119           -22.98%
  Interest on federal funds purchased and securities sold
  under agreements to repurchase                                      24,198            18,992            27.41%
  Interest on long-term debt                                         234,289           306,000           -23.43%
  Interest on subordinated debentures                                 64,500                 -           100.00%
  Total Interest Expense                                           1,793,400         2,234,111           -19.73%

  Net Interest Income                                              4,466,927         3,530,131            26.54%
  Provision for loan losses                                          291,107           360,000           -19.14%

  Net Interest Income After Provision For Loan Losses              4,175,820         3,170,131            31.72%

  Noninterest Income
  Customer services fees                                             292,106           202,651             44.14%
  Insurance commissions                                               17,366             5,719            203.65%
  Mortgage origination fees                                          223,547           411,321            -45.65%
  Other operating income                                             172,525           113,936             51.42%
  Investment securities gains (losses)                               (22,633)                -           -100.00%
  Total Noninterest Income                                           682,911           733,627             -6.91%

  Noninterest Expenses
  Salaries and employee benefits                                   1,675,991         1,366,235             22.67%
  Occupancy expense                                                  196,976           158,334             24.41%
  Furniture and equipment expense                                    277,012           237,337             16.72%
  Other operating expenses                                         1,286,948         1,204,357              6.86%
  Total Noninterest expense                                        3,436,927         2,966,263             15.87%

  Income before income taxes                                       1,421,804           937,495             51.66%
  Income tax expense                                                 442,000           291,000             51.89%

  Net Income                                                   $     979,804     $     646,495             51.56%

  Earnings Per Common Share
  Basic                                                        $        0.26              0.18             44.44%
  Diluted                                                               0.25              0.17             47.06%

  Cash Dividends Declared
  Per Common Share                                             $           -     $           -              0.00%

  Weighted Average Shares Outstanding
  Basic                                                            3,731,399         3,632,324              2.73%
  Diluted                                                          3,885,700         3,815,640              1.84%


                                  APPALACHIAN BANCSHARES, INC. AND SUBSIDIARIES
                                        CONSOLIDATED STATEMENTS OF INCOME
                                                   (Unaudited)

                                                                                Six Months Ended
                                                               ------------------------------------------------
                                                                  June 30,
                                                                    2004             2003            % Change
                                                               -------------     -------------     ------------
  Interest Income
  Interest and fees on loans
  Interest on investment securities:                           $  11,281,589     $  10,552,129            6.91%
  Taxable securities
  Nontaxable securities                                              670,783           524,723           27.84%
  Interest on deposits in other banks                                324,966           357,034           -8.98%
  Interest on federal funds sold                                       1,450            28,712          -94.95%
  Total Interest Income                                                7,200            29,123          -75.28%
                                                                  12,285,988        11,491,721            6.91%
  Interest Expense
  Interest on deposits
  Interest on federal funds purchased and securities sold          2,923,016         3,944,003          -25.89%
  under agreements to repurchase
  Interest on long-term debt                                          40,966            43,895           -6.67%
  Interest on subordinated debentures                                440,412           661,955          -33.47%
  Total Interest Expense                                             128,400                 -          100.00%
                                                                   3,532,794         4,649,853          -24.02%
  Net Interest Income
  Provision for loan losses                                        8,753,194         6,841,868           27.94%
                                                                     651,107           720,000           -9.57%
  Net Interest Income After Provision For Loan Losses
                                                                   8,102,087         6,121,868           32.35%
  Noninterest Income
  Customer services fees
  Insurance commissions                                              575,324           390,758           47.23%
  Mortgage origination fees                                           26,331            46,712          -43.63%
  Other operating income                                             443,916           701,620          -36.73%
  Investment securities gains (losses)                               335,362           233,060           43.90%
  Total Noninterest Income                                           (22,633)          (16,978)         -33.31%
                                                                   1,358,300         1,355,172            0.23%
  Noninterest Expenses
  Salaries and employee benefits
  Occupancy expense                                                3,243,011         2,694,128           20.37%
  Furniture and equipment expense                                    374,619           314,609           19.07%
  Other operating expenses                                           542,887           487,933           11.26%
  Total Noninterest expense                                        2,554,913         2,160,240           18.27%
                                                                   6,715,430         5,656,910           18.71%
  Income before income taxes
  Income tax expense                                               2,744,957         1,820,130           50.81%
                                                                     868,700           547,000           58.81%
  Net Income                                                  $    1,876,257     $   1,273,130           47.37%
  Earnings Per Common Share
  Basic                                                       $         0.51     $        0.36           41.67%
  Diluted                                                               0.48              0.34           41.18%
  Cash Dividends Declared
  Per Common Share                                            $            -     $           -            0.00%
  Weighted Average Shares Outstanding
  Basic                                                            3,710,836         3,559,051            4.26%
  Diluted                                                          3,874,363         3,753,174            3.23%


                                    APPALACHIAN BANCSHARES, INC. AND SUBSIDIARIES
                                                FINANCIAL HIGHLIGHTS
                                                     (Unaudited)


                                                     Three Months            Three Months
                                                         Ended                   Ended
                                                     June 30, 2004           June 30, 2003            % Change
                                                 --------------------    --------------------    ------------------
Earnings Summary
(amounts in thousands)
   Net income for period.......................  $                980    $                646                51.56%
   Net interest income.........................                 4,467                   3,530                26.54%
   Net interest income (tax equivalent)........                 4,554                   3,636                25.25%
   Noninterest expense.........................                 3,437                   2,966                15.87%

Select Average Balances
(amounts in thousands)
   Loans.......................................  $            359,540     $           312,231                15.15%
   Allowance for loan losses...................                 4,092                   3,311                23.59%
   Investment securities.......................                55,935                  48,920                14.34%
   Earning assets..............................               417,225                 366,883                13.72%
   Total assets................................               443,603                 389,911                13.77%
   Deposits....................................               360,988                 318,708                13.27%
   Shareholders' equity........................                32,499                  28,582                13.70%

Per Common Share
   Net income - basic..........................                  0.26                    0.18                44.44%
   Net income - diluted........................                  0.25                    0.17                47.06%
   Book value..................................                  8.73                    8.04                 8.58%
   End of period shares outstanding............             3,736,079               3,662,503                 2.01%
   Weighted average shares outstanding:
     Basic.....................................             3,731,399               3,632,324                 2.73%
     Diluted...................................             3,885,700               3,815,640                 1.84%

Ratios
   Return on average assets....................                  0.88%                   0.66%
   Return on average equity....................                 12.06%                   9.05%
   Average earning assets
     to average total assets...................                 94.05%                  94.09%
   Average loans as percentage
     of average deposits.......................                 99.60%                  97.97%
   Net interest margin (tax equivalent)........                  4.37%                   3.96%
   Average equity to average assets............                  7.33%                   7.33%
   Efficiency ratio............................                 76.94%                  84.03%
   Loan loss reserve to total loans............                  1.15%                   1.07%


                                    APPALACHIAN BANCSHARES, INC. AND SUBSIDIARIES
                                          FINANCIAL HIGHLIGHTS - CONTINUED
                                                     (Unaudited)


                                                      Six Months              Six Months
                                                         Ended                   Ended
                                                     June 30, 2004           June 30, 2003            % Change
                                                 --------------------    --------------------    ------------------

Earnings Summary
(amounts in thousands)
   Net income for period.......................  $              1,876    $              1,273                47.37%
   Net interest income.........................                 8,753                   6,842                27.94%
   Net interest income (tax equivalent) .......                 8,937                   7,055                26.68%
   Noninterest expense.........................                 6,715                   5,657                18.71%

Select Average Balances
(amounts in thousands)
   Loans.......................................  $            348,802    $            307,861                13.30%
   Allowance for loan losses%..................                 3,940                   3,333                18.21%
   Investment securities.......................                56,045                  45,959                21.95%
   Earning assets..............................               406,600                  61,815                12.38%
   Total assets................................               430,761                 385,773                11.66%
   Deposits....................................               351,265                 316,164                11.10%
   Shareholders' equity........................                32,045                  27,454                16.72%

Per Common Share
   Net income - basic..........................                  0.51                    0.36                41.67%
   Net income - diluted........................                  0.48                    0.34                41.18%
   Book value..................................                  8.73                    8.04                 8.58%
   End of period shares outstanding............             3,736,079               3,662,503                 2.01%
   Weighted average shares outstanding:
     Basic ....................................             3,710,836               3,559,051                 4.26%
     Diluted...................................             3,874,363               3,753,174                 3.23%

Ratios
   Return on average assets....................                  0.87%                   0.66%
   Return on average equity....................                 11.71%                   9.27%
   Average earning assets
     to average total assets...................                 94.39%                  93.79%
   Average loans as percentage
     of average deposits.......................                 99.30%                  97.37%
   Net interest margin (tax equivalent)........                  4.40%                   3.90%
   Average equity to average assets............                  7.44%                   7.12%
   Efficiency ratio............................                 76.72%                  82.68%
   Loan loss reserve to total loans............                  1.15%                   1.07%